EXHIBIT 10.1

                          BESTNET COMMUNICATIONS CORP.
                              A Nevada corporation

                                 PROMISSORY NOTE

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No. ___                                                      Scottsdale, Arizona
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$40,000                                                           April 15, 2004
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FOR VALUE RECEIVED, BESTNET COMMUNICATIONS CORP., a Nevada corporation (the
Company), hereby promises to pay to Katsinam Partners, LP, or registered assigns (hereinafter referred to as the Holder), the principal sum of $40,000 together with all interest and other amounts that are Company obligations under this Note and the Purchase Agreement of even date herewith, and any other written agreements between Company and Holder (the "Loan Documents"). This Promissory Note (the Note) is being issued by the Company pursuant to a certain Note Purchase Agreement between the Company and the Holder dated April 15, 2004 (Purchase Agreement). Interest shall accrue on the unpaid principal sum and on any accrued but unpaid interest at the rate of 8% per annum.

1. Payments. The accrued interest under this Note shall be due and payable in monthly, commencing on May 15, 2004 and continuing thereafter on the fifteenth day of each and every month thereafter until the entire principal balance and all accrued interest on this Note have been paid. The entire principal balance, all unpaid and accrued interest thereon and all other amounts due hereunder, if not sooner paid, shall be due and payable in full on the earlier of: (i) June 15, 2004, or (ii) the date the Company receives $500,000 or more from the sale of any of its securities (hereinafter called the "Maturity Date"). All payments pursuant to this Note shall be applied first to the payment of any costs, fees, or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest, and then to the reduction of the principal balance. Payment shall be made in lawful money of the United States of America at the address of the Holder shown in the above-mentioned Purchase Agreement, or at such other place as the Holder may designate in writing. Prepayment of principal and accrued interest may be made upon thirty (30) days prior written notice to the Holder.

2. Warrants. This Note shall be accompanied by a detachable 5-year Warrant to acquire 40,000 shares of Company Common Stock, at an exercise price of $.27 per share. The Warrant shall be in the form of other recent Warrants issued by the Company.

3. Default. If any of the following events (hereafter called Events of Default) shall occur:

     (a) the Company shall default in the payment of any principal or accrued interest due under this Note on the date the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

     (b) the Company shall default in the payment of any principal or accrued interest due under any other promissory note or other instrument evidencing debt for funds borrowed by the Company; or

     (c) upon any breach by the Company of any representation, warranty or covenant in this Note or the Purchase Agreement; provided that, in the event of such breach, to the extent that such breach is susceptible to cure, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach or (b) the Company's knowledge of such breach; and further provided that, notwithstanding any of the other provisions hereof, the Company's failure to attain the revenues set forth in paragraph 5.3 of the Purchase Agreement shall be deemed to be an Event of Default that is not susceptible to cure; or

     (d) the Company shall make a general assignment for the benefit of creditors; or

     (e) the Company shall file a voluntary petition in bankruptcy, or shall be insolvent or adjudicated bankrupt, or shall file any petition or answer seeking any reorganization, arrangement, composition,

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          readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

     (f) within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

     (g) the Company, without the Holder's prior written consent, grants a security interest in its assets, or any portion thereof: to any person, except for the grant of a security interest in a purchase money financing in which the Company grants a lien on an asset in connection with financing the purchase of that; or

     (h) the Company (i) redeems, purchases or otherwise acquires for value, any share or shares of its equity securities other than shares issued to officers, directors, employees and consultants of the Company pursuant to agreements obligating the Company to repurchase such shares upon termination of employment with or service to the Company, or (ii) declares or pays any dividends on or declares or makes any other distribution (other than a dividend payable on the common stock solely in shares of common stock) on account of any of its equity securities or sets apart any sum for any such purpose;

then, and in each and every such case, the Holder of this Note may, by written notice to the Company, declare all amounts under this Note to be forthwith due and payable (except that, in the case of an Event of Default under either
Section 2(b), Section 2(c) or Section 2(d), this Note shall become immediately due and payable without notice, and in the case of a default under Section 2(a) and 2(h)(ii) the Holder of this Note may by written notice declare all amounts under this Note due and payable and the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. The Company shall give promptly a written notice to the Holder of the occurrence or the approval by the Company or its Board of Directors of any and all of the foregoing events.

4. Assignment. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to transferee. The Holder and any subsequent holder(s) of this Note receive this Note subject to the foregoing items and conditions, and agree to comply with the foregoing terms and conditions for the benefit of the Company and any other holders.

5. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when received, if personally delivered, faxed, sent by nationally recognized courier or U.S. Mail return-receipt requested, or (ii) on the third business day after deposit in the U.S. Mail, if sent by first-class mail, in any such case to the address of the Holder set forth in the above-mentioned Purchase Agreement and to the Company at BestNet Communications Corp. 5075 Cascade Road SE, Suite A, Grand Rapids, Michigan 49546 fax (616) 977-9955, Attention: Chief Executive Officer. Any party hereto may by notice so given change its address for future notice hereunder.

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6. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. ;

7. Note Register. This Note is transferable only upon the books of the Company, which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he, she or it appears on the Company's books at any time as the Holder for all purposes.

8. Loss. Etc. of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if this Note is lost, stolen or destroyed, and upon surrender and cancellation of this Note if this Note is mutilated, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

9. Amendment, Waiver. Etc. The terms of this Note may be amended or waived only upon the written agreement of the Company and the Holder.

10. Heading: References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

11. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12. Miscellaneous. This Note shall be governed by and construed in accordance with the laws of the State of Arizona. The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Company will pay all costs of collection actually incurred by the Holder, including, but not limited to, the reasonable attorneys' fees of the Holder.

IN WITNESS WHEREOF, the undersigned have caused this Promissory Note to be executed by the undersigned as of the date first set forth above.

BESTNET COMMUNICATIONS CORP., a Nevada corporation



By _______________________

Its _______________________





ATTEST: _________________________

                  (Secretary)

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